UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OmniComm Systems, Inc.

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Not applicable

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NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2018

The 2018 Annual Meeting of the Stockholders ("2018 Annual Meeting") of OmniComm Systems, Inc., a Delaware corporation (the “Company”, “we”, “our”, “OmniComm Systems” or OmniComm"), will be held at 9:30 a.m., local time, at the Sheraton Suites, 555 N.W. 62nd Street, Fort Lauderdale, FL 33309 on June 7, 2018. At the 2018 Annual Meeting, you will be asked to vote on the following matters:

1.	The election of five directors;
2.	The ratification of the appointment of the independent registered public accounting firm for the current fiscal year; and
3.	Any other business as may properly come before the 2018 Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record, as shown by the transfer books of OmniComm Systems at the close of business on April 13, 2018 (“Record Date”), will be entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the 2018 Annual Meeting will be available for examination by any stockholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the 2018 Annual Meeting.

All stockholders are invited to attend the 2018 Annual Meeting in person. However, even if you expect to be present at the 2018 Annual Meeting, we ask that you, as promptly as possible, vote by proxy via the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or if you receive printed copies of the proxy materials that you mark, sign, date and return the enclosed proxy card in the postage pre-paid envelope provided. Stockholders attending the 2018 Annual Meeting may vote in person even if they have previously voted by proxy.

This Notice, Proxy Statement, proxy card and the Annual Report on Form 10-K for the year ended December 31, 2017 (“Annual Report”) of OmniComm Systems are being distributed to the stockholders of OmniComm Systems beginning on or about April 24, 2018. Our financial statements for the fiscal year ended December 31, 2017 are contained in the accompanying Annual Report. The Annual Report does not form any part of the material for the solicitation of proxies.

By Order of the Board of Directors

/s/ Cornelis F. Wit

Cornelis F. Wit

Executive Chairman of the Board

Fort Lauderdale, Florida

April 24, 2018

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting to be Held on June 7, 2018: This Notice, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2017, are available, free of charge, on www.proxyvote.com and on our website www.omnicomm.com.

OMNICOMM SYSTEMS, INC.

2101 West Commercial Blvd. Suite 3500

Fort Lauderdale, FL 33309

PROXY STATEMENT

DATED APRIL 24, 2018

2018 ANNUAL MEETING OF STOCKHOLDERS

JUNE 7, 2018

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

GENERAL

This Proxy Statement (hereinafter, the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (hereinafter, the “Board”) of OmniComm Systems, Inc. (hereinafter, the “Company”, “we”, “our”, “OmniComm Systems” or “OmniComm”), a Delaware corporation, of proxies to be voted at the 2018 Annual Meeting of Stockholders (hereinafter, the “2018 Annual Meeting”) to be held at the Sheraton Suites located at 555 N.W. 62nd Street, Fort Lauderdale, FL 33309 on June 7, 2018 at 9:30 a.m. Eastern Time or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (hereinafter, the “Notice”). The Annual Report on Form 10-K of the Company for the most recently completed fiscal year ended December 31, 2017 (hereinafter, “Annual Report”) is being provided to our stockholders together with this Proxy Statement and form of Proxy. The Notice of Internet Availability of Proxy Materials or if requested by a stockholder, this Proxy Statement and the proxy card included herewith, are first being mailed to stockholders beginning on or about April 24, 2018.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the 2018 Annual Meeting?

At the 2018 Annual Meeting, stockholders will consider and vote upon the following matters:

●	The election of five directors;
●	The ratification of the appointment of the independent registered public accounting firm for the current fiscal year; and
●	Any other business as may properly come before the 2018 Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote on the proposals?

The Board recommends a vote FOR Proposal 1 and FOR Proposal 2.

What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Randall G. Smith, our Executive Vice Chairman, and Thomas E. Vickers, our Chief Financial Officer, as proxies for the 2018 Annual Meeting.

Why did I receive this Proxy Statement?

Our Board is soliciting your proxy to vote at the 2018 Annual Meeting because you were a stockholder of record at the close of business on April 13, 2018, the record date, and are entitled to vote at the meeting. We have made this Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2017, along with either a proxy card or a voting instruction card, available to you on the internet or, upon request, have printed versions delivered to you by mail beginning on or about April 24, 2018. This Proxy Statement summarizes the information you need to know to vote at the 2018 Annual Meeting. You do not need to attend the 2018 Annual Meeting in order to vote your shares.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, beginning on or about April 24, 2018, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record and beneficial owners containing instructions on how to access the proxy materials on the website referred to in the Notice of Internet Availability or to request to receive a printed set of the proxy materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help reduce the environmental impact of the 2018 Annual Meeting.

How can I get electronic access to the proxy materials?

The Notice of Internet Availability will provide you with instructions regarding how to:

●	view our proxy materials for the 2018 Annual Meeting on the internet; and
●	instruct us to send future proxy materials to you electronically.

Our proxy materials are available free of charge on our website at: www.omnicomm.com/About_OmniComm/investors.html

Our proxy materials are also available free of charge at: www.proxyvote.com

Choosing to receive future proxy materials electronically will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings of stockholders. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials electronically will remain in effect until you terminate it.

How do I vote?

You may vote by proxy via the internet by following the instructions provided in the Notice of Internet Availability. If you receive printed copies of the proxy materials by mail, you may also vote by proxy via the internet or by mail by following the instructions provided on the proxy card, which includes signing and dating each proxy card you receive and returning it in the postage-paid envelope prior to the 2018 Annual Meeting. Stockholders of record who attend the 2018 Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

Can I change or revoke my proxy?

You have the right to change or revoke your proxy at any time before the 2018 Annual Meeting by:

●	voting again on a later date via the internet (only your latest internet proxy submitted prior to the meeting will be counted);
●	notifying our Corporate Secretary in writing;
●	returning a later-dated proxy card; or
●	voting in person at the 2018 Annual Meeting.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s) or vote by proxy via the internet, your shares will not be voted.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Worldwide Stock Transfer LLC., One University Plaza, Suite 505, Hackensack, NJ 07601, telephone, 201-820-2008, fax 201-820-2010, email, info@wwstr.com or if your shares are held in "street name," by contacting the broker or bank holding your shares.

Who is entitled to attend and vote at the 2018 Annual Meeting?

Only the holders of record of our stock entitled to vote as of the close of business on the Record Date, April 13, 2018, are entitled to notice of, attend and to vote at the 2018 Annual Meeting. We have two classes of stock entitled to vote: our common stock and our Series D Preferred Stock. Each outstanding share of common stock entitles its holder to cast one vote on each matter voted upon. Each outstanding share of Series D Preferred Stock entitles its holder to cast four hundred (400) votes on each matter voted upon provided that in connection with the election of directors, the terms of the Series D Preferred Stock provide that such shares shall be voted in the same percentage as all other voting shares voted for each director.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Worldwide Stock Transfer LLC., you are considered the stockholder of record with respect to those shares, and the notice was mailed directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the 2018 Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

How many votes may be cast?

As of the Record Date, a total of 150,209,472 votes may be cast by our common stock holders and 100,000,000 votes may be cast by our Series D Preferred Stock holder, for an aggregate of 250,209,472 votes (“Voting Securities”). In connection with the election of directors, the terms of the Series D Preferred Stock provide that such shares shall be voted in the same percentage as all other voting shares voted for each director at the 2018 Annual Meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of our Voting Securities, see “Security Ownership of Certain Beneficial Owners and Management”.

What is a "quorum" at the 2018 Annual Meeting?

A "quorum" is a majority of the outstanding Voting Securities. The Voting Securities may be present or represented by proxy. For the purposes of determining a quorum, Voting Securities held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These Voting Securities are called "broker non-votes.” Abstentions will be counted as present for quorum purposes.

What vote is required to approve each proposal?

Once a quorum has been established, (i) the director nominees who receive the most affirmative votes (plurality) will be elected and (ii) the affirmative vote of a majority of the votes present and entitled to vote at the meeting is necessary for the ratification of the independent auditors.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and return a proxy without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. At our 2018 Annual Meeting, only the ratification of the appointment of our independent registered public accounting firm for the current fiscal year is considered a routine matter. The remaining proposal which will be voted on at our 2018 Annual Meeting is considered a non-routine matter. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the 2018 Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the 2018 Annual Meeting, your proxy gives authority to the proxy holders, Randall G. Smith, and Thomas E. Vickers to vote on such matters at their discretion.

Who are the largest principal stockholders?

For information regarding holders of more than 5% of our outstanding Voting Securities, see "Security Ownership of Certain Beneficial Owners and Management" appearing later in this Proxy Statement.

Who will bear the cost of this solicitation?

We will bear the entire cost of the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation. We anticipate that the costs of the solicitation will not exceed $20,000.

Where can I find voting results of the 2018 Annual Meeting?

We intend to announce preliminary voting results at the 2018 Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days after the 2018 Annual Meeting.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at future stockholder meetings as follows:

Stockholder Proposals. As of the date of this Proxy Statement, we had not received notice of any stockholder proposals for the 2018 Annual Meeting described herein and proposals received subsequent to such date will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2019 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

OmniComm Systems, Inc.

Attention: Corporate Secretary

2101 West Commercial Blvd. Suite 3500

Fort Lauderdale, FL 33309

Facsimile: 954-473-1256

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy statement was distributed to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2019 annual meeting must be received by us at our principal executive office no later than December 24, 2018 in order to be eligible for inclusion in our 2019 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Nomination of Director Candidates. You may propose director candidates for consideration by the Board’s Corporate Governance and Nominating Committee. Any such recommendations should include the information specified on page 14, and should be directed, within the time period described above, to:

OmniComm Systems, Inc.

Attention: Corporate Secretary

2101 West Commercial Blvd. Suite 3500

Fort Lauderdale, FL 33309

Facsimile: 954-473-1256

How may I communicate with OmniComm System’s Board or the non-management directors on OmniComm’s Board?

You may contact any of our directors by writing to them c/o OmniComm Systems, Inc., 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about us. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by us that is addressed to the independent members of the Board and request copies of any such correspondence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were an aggregate of:

●	150,209,472 shares of common stock, and
●	250,000 shares of Series D Preferred Stock

issued and outstanding. The holders of our shares of common stock are entitled to one vote for each outstanding share of common stock. The holder of the Series D Preferred Stock is entitled to four hundred (400) votes for each share of Series D Preferred Stock provided that in connection with the election of directors, the terms of the Series D Preferred Stock provide that such shares shall be voted in the same percentage as all other voting shares voted for each director. At the 2018 Annual Meeting, the common stockholders are entitled to 150,209,472 votes and the Series D Preferred Stock stockholder is entitled to 100,000,000 votes, for an aggregate of 250,209,472 votes for all currently outstanding Voting Securities.

The following table sets forth, as of the Record Date, information known to us relating to the beneficial ownership of shares of our Voting Securities by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of any class of Voting Securities,
●	each director,
●	each named executive officer, and
●	all executive officers and directors as a group.

Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from the Record Date upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of the Record Date have been exercised or converted.

The following table, however, gives no effect to the exercise of any outstanding options or warrants, or conversion of outstanding convertible debentures, unless specifically set forth therein. We believe that all persons named in the table have sole voting, dispositive and investment power with respect to all shares of Voting Securities beneficially owned by them. Unless otherwise noted, the address for each person is: 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309.

		Common Stock		Series D Preferred Stock
Name of beneficial owner		# of shares beneficially owned	Percentage of class	# of shares beneficially owned	Percentage of class	Percentage of voting securities
Cornelis F. Wit	(1)	73,898,050	42.4%	250,000	100.0%	63.4%
Randall G. Smith	(2)	4,300,540	2.8%	-0-	0.0%	1.7%
Robert C. Schweitzer	(3)	575,000	0.4%	-0-	0.0%	0.2%
Dr. Adam F. Cohen	(4)	1,255,000	0.8%	-0-	0.0%	0.5%
Dr. Gary A. Shangold	(5)	465,000	0.3%	-0-	0.0%	0.2%
Stephen E. Johnson	(6)	2,473,586	1.6%	-0-	0.0%	1.0%
Thomas E. Vickers	(7)	1,500,000	1.0%	-0-	0.0%	0.6%

All executive officers and directors as a group (ten persons)	(8)	87,753,176	48.5%	250,000	100.0%	66.9%

Principal Stockholders

eResearch Technologies		8,100,000	5.4%	-0-	0.0%	3.2%

(1)

Includes 49,724,716 shares of our common stock held by the Cornelis F. Wit Revocable Living Trust Dated October 15, 2009 as Amended and Restated on June 11, 2015, with respect to which Mr. Wit is the sole trustee. Includes 12,450,000 shares of our common stock issuable upon the conversion of warrants at exercise prices ranging from $0.25 to $0.60 per share with expiration dates ranging from April 2019 to April 2020. Includes 250,000 shares of our Series D Preferred Stock which entitles Mr. Wit to 100,000,000 votes on each matter voted upon provided that in connection with the election of directors, the terms of the Series D Preferred Stock provide that such shares shall be voted in the same percentage as all other voting shares voted for each director and 11,540,000 shares of our common stock issuable upon conversion of convertible debentures.

(2)	Includes 2,000,000 shares of our common stock issuable upon the conversion of warrants at an exercise price of $0.25 per share with an expiration date of January 1, 2019.

(3)	Includes 125,000 shares of our common stock issuable upon exercise of vested options at a price of $0.25 per share with an expiration date of March 24, 2022.

(4)	Includes 125,000 shares of our common stock issuable upon exercise of vested options at a price of $0.25 per share with an expiration date of March 24, 2022.

(5)	Includes 125,000 shares of our common stock issuable upon exercise of vested options at a price of $0.25 per share with an expiration date of March 24, 2022.

(6)	Includes 2,000,000 shares of our common stock issuable upon the conversion of warrants at an exercise price of $0.25 per share with an expiration dates of January 1, 2019.

(7)	Includes 1,000,000 shares of our common stock issuable upon the conversion of warrants at an exercise price of $0.25 per share with an expiration dates of January 1, 2019.

(8)

Includes footnotes (1) through (7) and the holdings of three additional executive officers/significant employees including 100,000 shares of our common stock issuable upon exercise of vested options at a price of $0.17 per share with an expiration date of October 28, 2018, 1,000,000 shares of our common stock issuable upon the conversion of warrants at an exercise price of $0.25 per share with an expiration dates of January 1, 2019 and 100,000 shares of our common stock issuable upon exercise of vested options at a price of $0.21 per share with an expiration date of  June 17, 2018.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires our directors, executive officers and persons who beneficially own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and persons who beneficially own greater than ten percent of our common stock are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3 (d) of the Exchange Act during the year ended December 31, 2017 and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2017, and written representations that no reports on Form 5 were required, we are not aware that any executive officer, director or person who beneficially owns greater than ten percent of our common stock failed to file on a timely basis, as disclosed in the aforementioned Forms required by Section 16(a) of the Exchange Act for the fiscal year ended December 31, 2017.

CORPORATE GOVERNANCE, BOARD COMMITTEES AND RELATED MATTERS

Summary of Corporate Governance Framework

We are committed to maintaining the highest standards of honest, ethical conduct and corporate governance in running our business efficiently, serving our stockholders’ interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted a Code of Ethics and Business Conduct, which applies to all our directors, officers and employees and Corporate Governance Guidelines, which sets forth the responsibilities of the members of our Board and Board committees. Our Corporate Governance Guidelines were adopted in 2003 and most recently amended and restated effective March 8, 2018. Among other things, our Corporate Governance Guidelines provide that our independent directors have the opportunity to meet in executive session at every Board and Board committee meeting, with the agenda for such meetings being established by our Lead Independent Director in consultation with our Executive Chairman of the Board.

To assist in its governance, our Board has formed standing committees, including Audit, Compensation and Corporate Governance and Nominating committees. A discussion of the Audit, Compensation and Corporate Governance and Nominating committees’ functions are set forth below.

Our By-laws, the charters of each Board committee, the independent status of a majority of our Board, our Code of Ethics and Business Conduct and Corporate Governance Guidelines provide the framework for our corporate governance. Copies of the charters of each Board committee and amendments thereto, Code of Ethics and Business Conduct and Corporate Governance Guidelines may be found on our website at www.omnicomm.com under "About - Investor Relations - Corporate Governance". Copies of these materials also are available, without charge, upon written request to our Corporate Secretary.

Board of Directors Meetings

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and our Chief Financial Officer and by reading the reports and other materials that we send them and by participating in Board and committee meetings. The Board meets regularly during the year to review matters affecting us and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent.

Board of Directors Meetings and Attendance. The Board held four meetings and took actions twelve times by unanimous written consent during 2017. All members of the Board attended all meetings of the Board in 2017. All attending members participated in each action of the Board.

Annual Meeting Attendance. All members of the Board are required to attend the annual meetings of stockholders. All members of the Board were in attendance at the 2017 Annual Meeting of Stockholders.

Board Leadership Structure, Lead Independent Director and Board's Role in Risk Oversight

The Board takes a flexible approach to the issue of whether the offices of Executive Chairman of the Board and principal executive officer should be separate or combined and whether the office of Executive Chairman of the Board is held by an “independent director” as defined under The NASDAQ Stock Market rules. This approach allows the Board to regularly evaluate whether it is in the best interests of the Company for the principal executive officer or another officer or director to hold the position of Executive Chairman of the Board. Through to June 1, 2017, Cornelis F. Wit served as our Chief Executive Officer (principal executive officer) and from June 1, 2017 he serves as our Executive Chairman of the Board and as Executive Chairman (principal executive officer). Through to June 1, 2017, Randall G. Smith served as Chairman of the Board and our Chief Technology Officer and from June 1, 2017 he serves as our Executive Vice Chairman of the Board and Executive Vice Chairman. Mr. Smith is not an independent director as defined under The NASDAQ Stock Market rules. The Board believes there were important advantages to Mr. Smith serving as Chairman and Chief Technology Officer through to June 1, 2017. Mr. Smith has been an executive officer and member of the Board since the Company’s inception in 1997.

Effective June 1, 2017, the Board established two new Company executive management and Board positions: "Executive Chairman" which position will function as both principal executive officer of the Company and as Executive Chairman of the Board, and "Executive Vice Chairman" which position will function as both an executive officer of the Company and as Executive Vice Chairman of the Board. Since June 1, 2017 Mr. Wit serves as the Company's Executive Chairman and accordingly is not an independent director as defined under The NASDAQ Stock Market rules. The Board believes there are important advantages to Mr. Wit serving as Executive Chairman (principal executive officer and Executive Chairman of the Board) effective June 1, 2017. Mr. Wit has been a member of our Board since November 1999, Chief Executive Officer from June 2002 to June 1, 2017, interim Chief Executive Officer from June to July 2000, he is our largest and controlling stockholder and is vastly familiar with our Company's business and industry and best situated to propose the Board's agendas and lead Board discussions on important matters. Mr. Wit provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies.

In order to enhance the Board’s active and objective oversight of our management the Board established the position of Lead Independent Director in October 2015. The Lead Independent Director position will be held by an independent director elected by the Board. On October 15, 2017, Mr. Schweitzer was reappointed  as our Lead Independent Director and has served as our Lead Independent Director since October 15, 2015. Assuming Mr. Schweitzer is reelected to the Board at the 2018 Annual Meeting and the 2019 annual meeting of stockholders and serves as a director of the Company, Mr. Schweitzer will continue to serve as Lead Independent Director through the end of his current term on October 15, 2019. The responsibilities of our Lead Independent Director include, among others, (1) acting as the principal liaison between the independent directors and the Executive Chairman of the Board and principal executive officer; (2) developing the agenda for and presiding over executive sessions of the Board’s independent directors; (3) discussing with the Executive Chairman of the Board and principal executive officer the agenda for Board and Board committee meetings and the need for special meetings of the Board; (4) advising the Executive Chairman of the Board as to the quality, quantity and timeliness of the information submitted by management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; (5) recommending to the Board the retention of advisors and consultants who report directly to the Board; (6) interviewing, along with the chairperson of the Corporate Governance and Nominating Committee, board candidates, and making recommendations to the Corporate Governance and Nominating Committee, as appropriate; (7) chairing meetings of the Board if the Executive Chairman of the Board is not present; and (8) serving as a liaison for consultation and communication with stockholders, as appropriate. A copy of the duties for our Lead Independent Director is available on our website at www.omnicomm.com under "About - Investor Relations - Corporate Governance" or, without charge, upon written request to our Corporate Secretary.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board's role in overseeing the management of the Company's risks includes regularly reviewing information from members of management on areas of material risk to us, including operational, financial, privacy, data security, disaster recovery and business continuity, legal, regulatory and strategic and reputational risks and reviewing the steps management has taken to monitor and control these exposures. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) meet and discuss regularly with management our major risk exposures, their potential impact on us and the steps we take to manage them. Our Chief Financial Officer attends all of our Board meetings for a majority of the meeting and is available to address any questions or concerns raised by the Board on risk management and any other matters. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Independence

The Board has determined that three of our current directors, Robert C. Schweitzer, Dr. Adam F. Cohen and Dr. Gary A. Shangold, have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are each an “independent director” as defined in Marketplace Rule 5605 of The NASDAQ Stock Market. In making the determination of the independence of our directors, the Board considered all known transactions in which we and any of our directors had any interest, including any discussed under “Certain Relationships and Related Party Transactions” below.

Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting and exert no control over meetings of our independent directors.

Committees of our Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, each of which have the composition and responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by our Board. From time to time, the Board may establish additional committees.

Name	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Robert C. Schweitzer	**	*	*
Adam F. Cohen	*	*
Gary A. Shangold		**	**

* Member

** Chairman

Audit Committee. We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee of the Board is responsible for the engagement of our independent public accountants, approves services rendered by our accountants, reviews the activities and recommendations of our internal audit department, reviews and evaluates our accounting systems, financial controls and financial personnel and assists the Board’s oversight and monitoring of the Company’s enterprise risk assessment and risk management practices and the guidelines, policies and processes for risk assessment and risk management. The Board adopted a written charter for the Audit Committee on April 24, 2003 and the Charter was most recently was amended and restated effective March 8,2018. Our Board has determined that each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of The NASDAQ Stock Market. The Audit Committee met four times and took no actions by unanimous written consent during 2017. Following the 2018 Annual Meeting, and assuming the nominated directors are elected, the Audit Committee will be composed of Robert C. Schweitzer and Dr. Adam F. Cohen.

Audit Committee Financial Expert. The Board has determined that Robert C. Schweitzer is an "audit committee financial expert" within the meaning of Item 401(e) of Regulation S-B. In general, an "audit committee financial expert" is an individual member of the audit committee or Board who:

●	understands generally accepted accounting principles and financial statements,
●	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves,
●	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements,
●	understands internal controls over financial reporting, and
●	understands audit committee functions.

2017 Audit Committee Report

The Audit Committee of the Board serves as the representative of the Board for general oversight of our financial accounting and reporting, systems of internal control, audit process and monitoring compliance with laws and regulations and standards of business conduct. Our management has responsibility for preparing our financial statements as well as our financial reporting process. Liggett & Webb P.A., acting as our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee hereby reports on the fiscal year ended December 31, 2017 as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2017 with our management.

2.

The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 1301, (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board ("PCAOB"), which sets forth required communication between independent auditors and audit committees.

3.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed the matter of independence with our independent registered public accounting firm.

4.

Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of OmniComm Systems, and the Board has approved, that the audited financial statements be included in OmniComm Systems’ Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission (“SEC”).

Dated: April 2, 2018

The Audit Committee of the Board of Directors

/s/ Robert C. Schweitzer – Chairman

/s/ Adam F. Cohen

Compensation Committee. The Compensation Committee establishes and administers our executive compensation practices and policies, reviews the individual elements of total compensation for elected officers and recommends salary adjustments to the Board. In addition, the Compensation Committee determines the number of performance shares and other equity incentives awarded to elected officers and the terms and conditions on which they are granted, amends compensation plans within the scope of the Compensation Committee's authority and recommends compensation plans and compensation plan amendments to the Board, sets company policy for employee benefit programs and plans and oversees administration of employee retirement plans and various other benefit plans as we may establish from time to time. The Board adopted a written charter for the Compensation Committee in 2003. The charter was amended and restated effective March 8,2018. The Compensation Committee met four times and took no actions by unanimous consent during fiscal 2017. Please see Compensation Discussion and Analysis for additional compensation related disclosures. Following the 2018 Annual Meeting, and assuming the nominated directors are elected, the Compensation Committee will be composed of Mr. Robert C. Schweitzer, Dr. Adam F. Cohen and Dr. Gary A. Shangold.

Compensation Risk Assessment. We believe our approach to goal setting, setting of targets with payouts at multiple levels of performance and evaluation of performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. We also believe we have allocated our compensation among base salary and short-term and long-term compensation target opportunities in such a way that it does not encourage excessive risk-taking. Additionally, as a provider of integrated software products and related services, we do not face the same level of risks associated with compensation of employees at businesses such as financial services companies. Although our Compensation Committee focuses primarily on the compensation of named executive officers because risk-related decisions depend predominantly on their judgment, the Compensation Committee believes that the features of our programs reflect sound risk management practices, and risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee reviews and makes recommendations to the Board with respect to:

●	the responsibilities and functions of the Board and Board committees and with respect to Board compensation,
●	the composition and governance of the Board, including recommending candidates to fill vacancies on, or to be elected or re-elected to the Board,
●	candidates for election as Chief Executive Officer and other corporate officers,
●	monitoring the performance of the Chief Executive Officer and our compensation plans for senior management succession, and
●	reviewing and recommending the policies and procedures necessary for the effective management of our company.

The Corporate Governance and Nominating Committee uses various methods to identify director nominees. The Corporate Governance and Nominating Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current Board members, stockholders or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise.

Our Board has determined that each member of the Corporate Governance and Nominating Committee in 2017 was independent, as independence is defined in the listing standards of The NASDAQ Stock Market. The Board adopted a written charter for the Corporate Governance and Nominating Committee effective April 13, 2016. The Corporate Governance and Nominating Committee met four times and took no actions by unanimous written consent during 2017. The Corporate Governance and Nominating Committee does consider nominees selected by our stockholders. Following the 2018 Annual Meeting, and assuming the nominated directors are elected, the Corporate Governance and Nominating Committee will be composed of Mr. Robert C. Schweitzer and Dr. Gary A. Shangold.

Identifying and Evaluating Director Nominees

Working closely with the full Board, the Corporate Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others, the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board, the balance of management and independent directors and the need for financial or other specialized expertise. Further, when identifying nominees to serve as director, the Corporate Governance and Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Applying these criteria, the Corporate Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. The Corporate Governance and Nominating Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. Once the Corporate Governance and Nominating Committee has identified a prospective nominee—whether the prospective nominee is recommended by a stockholder or otherwise—it makes an initial determination as to whether to conduct a full evaluation, taking into account the information provided to the Corporate Governance and Nominating Committee with the recommendation of the candidate as well as the Corporate Governance and Nominating Committee’s own knowledge, supplemented as appropriate by inquiries to third parties. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the criteria that the Corporate Governance and Nominating Committee has established. If the Corporate Governance and Nominating Committee determines, in consultation with the Executive Chairman of the Board and other Company directors as appropriate, that additional consideration is warranted, it will gather additional information about the prospective nominee’s background and experience. The Corporate Governance and Nominating Committee then evaluates the prospective nominee against the specific criteria that it has established for the position. If the Corporate Governance and Nominating Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Corporate Governance and Nominating Committee, as well as other members of the Board as appropriate, interview the nominee. After completing this evaluation and interview, the Corporate Governance and Nominating Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new director after considering the Corporate Governance and Nominating Committee’s report.

Consideration of Director Candidates Recommended by our Stockholders

The Corporate Governance and Nominating Committee will consider director candidates submitted by stockholders. Such recommendations should be accompanied by (i) evidence of the stockholder’s stock ownership over the last year, (ii) a statement that the stockholder is not a competitor of OmniComm Systems, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications, (iv) information regarding the director candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations (including a description of all relationships, arrangements, or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed) and (v) a statement whether the candidate has expressed interest in serving as a director. The Governance and Nominating Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders as it does for candidates proposed by other parties. The Corporate Governance and Nominating Committee will consider such candidacy and will advise the recommending stockholder of its final decision. A stockholder who wishes to nominate a person for director must provide the nomination in writing to the Corporate Secretary at our principal offices pursuant to the notice provisions in our By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the annual meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of our notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from us. If a stockholder wishes to submit a proposal of a nominee for inclusion in our proxy statement for the 2018 annual meeting of stockholders, the proposal must be received by our Corporate Secretary not later than December 24, 2018 and comply with Rule 14a-8 under the Exchange Act.

Policy Governing Director Attendance at Annual Meetings of Stockholders

Our policy is to schedule a regular meeting of the Board on the same date as our annual meeting of stockholders and, accordingly, Board members are encouraged to be present at our annual stockholder meetings. All of our Board members attended our annual meeting of stockholders held on June 22, 2017.

Contacting the Board of Directors

Stockholders and other parties interested in communicating directly with the Board or with the non-management directors as a group may do so by writing to Executive Chairman of the Board, OmniComm Systems, Inc., 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309. Under a process approved by the Corporate Governance and Nominating Committee of the Board for handling letters received by us and addressed to non-management members of the Board, our Corporate Secretary reviews all such correspondence and forwards to the Board a summary and/or copies of any such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or Committees thereof or that he or she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters, as described below.

Accounting Matters

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (“Accounting Matters”). Employees with concerns regarding Accounting Matters may report their concerns directly to the Audit Committee via our confidential reporting system. Nonemployee complaints regarding Accounting Matters may be reported by writing to the Audit Committee c/o Corporate Secretary, at our headquarters at 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309.

Code of Ethics and Business Conduct

Effective March 1, 2003, and as most recently amended and restated effective March 8,2018, our Board adopted a Code of Ethics and Business Conduct that applies to all of our employees and members of our Board. Our Code of Ethics and Business Conduct sets forth written standards that are designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;
●	compliance with applicable governmental laws, rules and regulations;
●	the prompt internal reporting of violations of the Code of Ethics and Business Conduct to an appropriate person or persons identified in the Code of Ethics and Business Conduct; and
●	accountability for adherence to the Code of Ethics and Business Conduct.

Our Code of Ethics and Business Conduct requires, among other things, that all of our personnel shall be accorded full access to our principal executive officer with respect to any matter that may arise relating to the Code of Ethics and Business Conduct. Further, all of our personnel are to be accorded full access to our Board if any such matter involves an alleged breach of the Code of Ethics and Business Conduct by our principal executive officer.

In addition, our Code of Ethics and Business Conduct emphasizes that all employees and particularly managers and/or supervisors, have a responsibility for maintaining our financial integrity, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our principal executive officer. If the incident involves an alleged breach of the Code of Ethics and Business Conduct by the principal executive officer, the incident must be reported to any member of our Board. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our policy to retaliate against any individual who reports in good faith the violation or potential violation of our Code of Ethics and Business Conduct by another.

Our Code of Ethics and Business Conduct is available on the SEC website located at: www.sec.gov filed as Exhibit 14 to our Form 10-Q for the period ended March 31, 2016 and on our website at www.omnicomm.com under "About - Investor Relations - Corporate Governance". We will provide a copy of the Code of Ethics and Business Conduct to any person, without charge, upon request. Requests can be sent to: OmniComm Systems, Inc., Attention: Corporate Secretary, 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct by posting such information on our website at the address specified above.

Policy Regarding Related Party Transactions

Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to us than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. Based on our experience, we believe that each of the transactions with related parties complied with our Board’s policy at the time the transaction was effected. Our Board, by a vote of the disinterested directors, must approve all related party transactions. See “Certain Relationships and Related Party Transactions” for a description of such transactions.

For more corporate governance information, you are invited to access the Corporate Governance section of our website, which is available on our website at www.omnicomm.com under "About - Investor Relations - Corporate Governance".

MANAGEMENT

The following individuals are our executive officers, significant employees and/or the members of our Board. Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his or her successor is elected and qualified. Our by-laws permit the Board to fill any vacancy and such director may serve until the next annual meeting of stockholders or until his or her successor is elected and qualified. The Board selects officers annually and their terms of office are at the discretion of the Board.

Person	Age	Position
Cornelis F. Wit	71	Executive Chairman of the Board and Executive Chairman (PEO)
Randall G. Smith	60	Executive Vice Chairman of the Board and Executive Vice Chairman
Robert C. Schweitzer (1) (2) (3) (4)	72	Director
Dr. Adam F. Cohen (2) (3)	65	Director
Dr. Gary A. Shangold (3) (4)	64	Director
Stephen E. Johnson	53	President and Chief Executive Officer
Thomas E. Vickers	54	Chief Financial Officer
John D. Fontenault	52	Chief Operating Officer
Keith L. Howells	63	Chief Technology Officer
Kuno D. van der Post	50	Chief Commercial Officer

(1) Lead Independent Director

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

(4) Member of the Corporate Goverence and Nominating Committee

Biographical information for Cornelis F. Wit, Randall G. Smith, Robert C. Schweitzer, Dr. Adam F. Cohen and Dr. Gary A. Shangold, our director nominees, is provided below under Proposal 1.

Stephen E. Johnson. Mr. Johnson has served as our Chief Executive Officer since June 1, 2017 and as our President since June 1, 2010. Mr. Johnson served as our Chief Operating Officer from April 1, 2008 to June 1, 2017 and as our Executive Vice President, National Sales from September 2006 to April 2008. From 2000 to August 2006, Mr. Johnson served as East Coast and Central U.S. Sales Manager for Oracle Corporation, supplier of software for enterprise information management, within its Clinical Applications Division. Mr. Johnson received his B.S in Microbiology from the University of Massachusetts.

Thomas E. Vickers. Mr. Vickers has served as our Chief Financial Officer since October 2012; he served as our Vice President of Finance from October 2011 to October 2012. Prior to joining OmniComm, Mr. Vickers was with Ocwen Financial Corporation, a publicly traded diversified financial services holding company, where he served in positions of increasing responsibility, most recently as Director, Servicing Operations. Previously Mr. Vickers was Vice President, Operations for S&J and Vice President, Financial Operations for Precision Response Corporation. Mr. Vickers has undergraduate degrees in Finance and Accounting and a Master of Taxation from Florida Atlantic University, an MBA from the University of Miami and is a Chartered Financial Analyst Charterholder.

John D. Fontenault. Mr. Fontenault has served as our Chief Operating Officer since June 1, 2017. Mr. Fontenault served as our SVP of Operations from October 28, 2013 to June 1, 2017. Mr. Fontenault is a clinical data operations and system executive previously serving as VP of Operations with ER Squared where he provided strategic eClinical business process and technology consulting. Prior to that Mr. Fontenault was Executive Director and Global Head of Clinical Data Management and Technology at Kendle International, a former large multi-national CRO. Mr. Fontenault also spent 17 years as a Clinical Systems leader at both Bayer Healthcare and Purdue Pharma. Mr. Fontenault received his B.S. in Management Information Systems from the University of Rhode Island.

Keith L. Howells. Mr. Howells has served as our Chief Technology Officer since June 1, 2017. Mr. Howells joined OmniComm in January 2011 as head of Product Development, initially for TrialMaster and the eClinical Suite and subsequently for TrialOne as well. Prior to joining OmniComm, Mr. Howells was Senior Vice President of Development for Medidata Solutions from 2005 to 2010. Before that he spent 18 years at Oracle Corporation, including five as Vice President of Development for Oracle's Life Sciences Applications. Mr. Howells received a Bachelors' degree in physics from Oxford University, England.

Kuno D. van der Post. Dr. van der Post has served as the Company’s Chief Commercial Officer since June 2017. He served as our Senior Vice President of Business Development from June 2013 until June 2017.  He has been working in both the preclinical and clinical development arena for over 14 years. Prior to joining OmniComm, he worked for Oracle’s Health Sciences Global Business Unit as well as Medidata Solutions. He obtained his PhD from the University of Liverpool (UK) and his Master of Science from Salford University (UK). He currently leads OmniComm’s global sales and marketing teams.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

From time to time during the years ended December 31, 2017 and December 31, 2016, and prior thereto, the Company funded its operations, in part, through loans from Cornelis F. Wit, our Chief Executive Officer through June 1, 2017, Executive Chairman since June 1, 2017, and principal stockholder, as well as from other parties, some of whom were/are affiliates of the Company. To the extent required by SEC rules, these loans are described below. These loans are evidenced by the Company’s promissory notes and convertible debentures, the maturity dates of many of which have been extended in writing by the Company and the holders thereof, or have been exchanged by the issuance of new promissory notes or convertible debentures which supersede the maturing promissory notes or convertible debentures. The form of convertible debentures and promissory notes and form of extension of the maturity dates of convertible debenture issued by the Company in these transactions, including a schedule identifying the lenders and otherwise containing the information required by Item 601 of Regulation S-K, are filed as Exhibits to the Annual Report.

As of December 31, 2017, we have an aggregate of $5,770,000 principal amount of convertible debentures and $400,000 of promissory notes outstanding to Cornelis F. Wit, our Chief Executive Officer through June 1, 2017 and Executive Chairman effective June 1, 2017 (“Mr. Wit”), and have issued certain warrants to Mr. Wit, as follows:

●

In June 2008, Mr. Wit invested $510,000 in convertible notes. On August 29, 2008, Mr. Wit converted the $510,000 and invested an additional $1,260,000 in a private placement of convertible debentures and warrants to purchase 3,540,000 shares of our common stock. The convertible debentures, which bear interest at 10% per annum, were due on August 29, 2010. The convertible debentures are convertible at any time at the option of the holder into shares of our common stock based upon a conversion rate of $0.50 per share. On September 30, 2009, the Company and Mr. Wit extended the $1,770,000 of convertible debentures until August 29, 2013 in accordance with the terms of a Secured Convertible Debenture issued on that date. On February 22, 2013, the Company and Mr. Wit extended the maturity date of the $1,770,000 of convertible debentures to January 1, 2016. The expiration date of the warrants associated with the debentures was also extended to January 1, 2016. On January 31, 2015 the Company and Mr. Wit extended the maturity date of the $1,770,000 of convertible debentures to April 1, 2017. The expiration date of the warrants associated with the debentures was also extended to April 1, 2017. On June 30, 2016 the Company and Mr. Wit extended the maturity date of the $1,770,000 of convertible debentures to April 1, 2020. The expiration date of the warrants associated with the debentures was also extended to April 1, 2020.

●

In February 2008, Mr. Wit invested $150,000 in promissory notes and from September 2008 to December 2008, Mr. Wit invested $4,200,000 in convertible notes. On December 16, 2008, Mr. Wit converted the $4,350,000 into a private placement of convertible debentures and warrants to purchase 8,700,000 shares of our common stock. The convertible debentures, which bear interest at 12% per annum, were due on December 16, 2010. The convertible debentures are convertible at any time at the option of the holder into shares of our common stock based upon a conversion rate of $0.50 per share. On September 30, 2009, the Company and Mr. Wit extended the $4,350,000 of convertible debentures until December 16, 2013 in accordance with the terms of a Secured Convertible Debenture issued on that date. In a private transaction on October 16, 2012, Mr. Wit purchased $125,000 of the December 2008 convertible debentures and the related 250,000 warrants from Mr. Ronald Linares, the Company’s former Chief Financial Officer. On February 22, 2013, the Company and Mr. Wit extended the maturity date of the $4,475,000 of convertible debentures to January 1, 2016. The expiration date of the warrants associated with the debentures was also extended to January 1, 2016. On January 31, 2015 the Company and Mr. Wit extended the maturity date of the $4,475,000 of convertible debentures to April 1, 2017. The expiration date of the warrants associated with the debentures was also extended to April 1, 2017. On November 19, 2015 the Company and Mr. Wit agreed to cancel $420,000 of the debentures and 1,680,000 of unrelated warrants in exchange for 1,680,000 shares of our common stock. On June 30, 2016 the Company and Mr. Wit extended the maturity date of the $4,055,000 of convertible debentures to April 1, 2020. The expiration date of the warrants associated with the debentures was also extended to April 1, 2020. On August 31, 2017, the Company repaid $55,000 to Mr. Wit.

●

On February 29, 2016, the Company issued a promissory note in the principal amount of $450,000 and warrants to purchase 1,800,000 shares of common stock of the Company at an exercise price of $0.25 per share with an expiration date of April 1, 2019 to Mr. Wit in exchange for accrued interest in the amount of $450,000. The note carries an interest rate of 12% per annum and has a maturity date of April 1, 2019. On August 31, 2017, the Company repaid $50,000 to Mr. Wit.

On March 18, 2013, the Company entered into a $2,000,000 revolving Line of Credit with The Northern Trust Company guaranteed by Mr. Wit. On December 18, 2013 the Company renewed the Line of Credit and increased the available balance to $4,000,000. On February 3, 2015 the Company renewed the Line of Credit and increased the available balance to $5,000,000. On April 7, 2017 the Company renewed the Line of Credit. Mr. Wit receives 2.0% interest (approximately $9,500 per month) on the assets pledged by Mr. Wit for the Line for Credit. The Line of Credit matures on April 7, 2020 and carries a variable interest rate based on the prime rate. At December 31, 2017, $2,650,000 was outstanding on the Line of Credit at an interest rate of 3.5%.

The Company incurred interest expense payable to related parties of $947,688 for the year ended December 31, 2017 and $918,189 for the year ended December 31, 2016.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee’s Philosophy on Executive Compensation

Our business vision is built around our desire to hire and retain the most talented executives and employees in the Electronic Data Capture or “EDC” industry. We believe this will help ensure that we achieve our operating goals of 1) achieving significant market share, 2) that we are viewed as a great company to work for and 3) that our clients believe that we are a great company to buy products and services from. We believe this philosophy best allows us to align employee incentives with stockholder value creation.

We strive to exceed our customers’ expectations through exceptional service experiences at every point of contact and through products and services that deliver what clients care about most. To achieve this vision, we try to continually align our business processes with what clients care about most. In order to achieve these goals we must attract, retain and properly motivate exceptional executives.

Our executive compensation package is designed to deliver a full featured compensation package. These compensation packages are delivered in an entrepreneurial environment that fosters on-going learning and affords the executive an ability to develop their skills in a highly-motivated work environment. For us and our stockholders, our compensation philosophy and plan seeks to maximize the return from the compensation investment. For the executive, our plan is intended to represent a fair and competitive compensation package with the objective of achieving a meaningful work experience that includes personal fulfillment, wealth accumulation, competitive pay and job security. These, in turn, provide an optimal scenario for our executives, business partners and customers.

Within this context, the three major objectives for our executive compensation program are:

●	Alignment: Link executive compensation rewards with increases in stockholders value and ultimately align stockholders and executive interests by achieving meaningful executive stock ownership levels.

●	Motivation: Motivate executives to be accountable for and accomplish the strategic and financial objectives approved by the Board.

●

Attraction and Retention: Attract and retain senior executives with experience in managing high-growth firms with an entrepreneurial spirit. We have built our management team around executives with pharmaceutical, health science, software and high-technology backgrounds. It is our belief that this approach will allow us to preserve and increase stockholders value by strengthening the core EDC service and product metrics which ultimately drive stockholders value.

The Role of the Compensation Committee in Determining Executive Compensation

Compensation for the named executive officers is determined under programs adopted by the Compensation Committee and approved by the Board.

The Compensation Committee establishes the executive compensation philosophy, policy, elements and strategy and reviews proposed executive compensation program provisions for Board approval. Specifically, the Compensation Committee:

●

approves executive officer salary increases, except for the principal executive officer (our Chief Executive Officer through June 1, 2017 and Executive Chairman since June 1, 2017)(“PEO”) which are recommended by the Compensation Committee and approved by the Board;

●	approves participation in our equity compensation plan (“Plan”);

●	assesses our performance results, as well as individual performance results for the PEO and other named executive officers, when applicable, in determining awards under the Plan; and

●	oversees employee and executive benefit plans and perquisites.

In addition, the Compensation Committee recommends to the Board for approval (1) the annual targets for the Plan; (2) the annual Plan award for the PEO and other executive officers; (3) individual annual stock option and restricted stock awards to executives and other employees; (4) 401(k) plan changes; (5) executive benefits and perquisites; and (6) approves executive employment and severance agreements recommended by our executive management.

Policy on Executive Compensation

Each executive officer’s compensation opportunity is designed to be competitive with that offered by EDC companies with operations in our marketplace (the “Peer Group,” as described below). Our Peer Group is relatively small since only a limited number of EDC firms are currently publicly-held. In addition, we operate in a geographic area that has experienced inflation and cost-of-living increases that exceed those measured for the U.S. market as a whole. In analyzing its wage, incentive and perquisite practices, we consider three groups of companies our Peer Group. The first is other publicly-held EDC firms, second are firms that provide services and products to the pharmaceutical, biotechnology and medical device industries and third are small, high-technology firms located in the South Florida area.

Because we operate in a market where there is strong demand for talented executives, the Compensation Committee believes that staying competitive with the Peer Group is essential to attracting and retaining highly qualified executive officers. Generally, this means that base salary, annual incentive targets which historically have been targeted to either annual sales or annual cash flows from operations and stock plan grant values are established around the calculated median of the Peer Group with some adjustments made for our relative asset size. Individual opportunities may be above or below this general target level at times for a variety of reasons, including individual and corporate performance, recruiting or retention requirements or internal equity concerns. The other elements of the rewards portfolio are also designed to be comparable to the benefits provided to executives within the life sciences and software industries.

To-date we have not used short-term, incentive-based compensation. When financial performance makes the use of short-term incentives appropriate we believe our performance and the performance of the individual should determine whether total compensation received by any executive officer reaches the median level observed in the Peer Group. For long-term incentives, the Compensation Committee has historically awarded stock options and restricted common stock. Stock option awards generally vest in two annual increments after the grant date and may be conditioned on performance. Performance based options may be conditioned upon the attainment of revenue, EDITDA or other financial or performance goals of the Company during a defined time period. Restricted stock grants are held in escrow and are released to the executive in one-third annual increments after the grant date. It is the Compensation Committee’s policy to provide grant levels that approximate the median of executive position grant levels within the Peer Group. Actual annual grants may vary from this policy based on our performance and/or the performance of the individual. Benefits for executives are intended to reflect our overall approach to our broad employee population, as well as generally competitive executive practice and to assist in the attraction and retention of talented executives to careers with us. Health care coverage for executives is the same as for all employees. At present, we do not provide any unique executive benefits or perquisites to our key employees.

The Peer Group

The Compensation Committee uses a Peer Group comprised of peer eClinical software and service providers and providers of technology services to the Life Sciences industries to compare the primary elements of our executive compensation and benefit programs. The Compensation Committee periodically reviews the Peer Group with management and makes changes as appropriate to better reflect companies of similar size and business characteristics or who have a significant presence in our marketplace. The 2018 Peer Group includes two eClinical software and service providers. In addition to the Peer Group comparisons, the Compensation Committee reviews compensation survey data within the South Florida business market and considers general corporate practices and trends where appropriate in making compensation decisions. The 2018 Peer Group consists of:

Medidata Solutions

eResearch Technologies

Guiding Principles

The Compensation Committee’s executive compensation philosophy is implemented through compensation programs based upon the following Guiding Principles:

Pay Prominence: The Compensation Committee will manage pay to help communicate desired results, influence management to make decisions to produce those results and reward management for achievement of those results. The following key elements are ways the Compensation Committee keeps pay prominent:

●

Emphasis on Motivation: Pay will be used to motivate management to focus on key financial and strategic goals by providing above competitive pay rewards for outstanding annual and long-term performance and below competitive pay when performance is less than expected.

●

Performance Management: Performance assessment criteria for each executive will be clearly communicated each year and will be consistent with areas of performance related to achieving our short-term and long-term objectives.

●	Controllability: Financial performance measures that management has the ability to impact and influence will be used in administering the Plan.

●

Explicitness: Compensation opportunities and the performance expectations to earn these opportunities will be explicitly communicated. Goals and payout schedules will be established in advance for all incentive plans.

●	Differentiation: Pay will be managed to ensure material differences occur for significantly different levels of performance achievement.

Comparative Framework: The Compensation Committee compares our executive compensation levels with data sources that reflect our business (software development) in our markets and account for the size of operations (e.g., total revenues and assets). Such data sources include software industry specific compensation surveys and an analysis of pay levels provided to comparable executives within the Peer Group.

Pay Positioning: The targeted total direct compensation (salary, annual incentive (if applicable) and long-term incentives) and benefits package, including perquisites, for executives should be positioned to be competitive with the assessed median compensation levels of the Peer Group, taking into account the relative responsibilities of the executive officers involved when targeted performance is achieved. Actual total direct compensation in any given year may be above or below the target level based on corporate and individual performance.

The basic components of our executive compensation package and the policy for each component are described below:

Base Salary

In general, we target base salaries at the median competitive levels relative to comparable positions in the Peer Group, taking into account the comparative responsibilities of the executive officers involved and the relative size of the Peer Group members. Where the responsibilities of our executive positions are different from those typically found among other software or EDC companies or where our executives are new to their responsibilities or play a particularly critical role with us, base salaries may be targeted above or below median competitive levels. None of the executive officers received performance-based pay during 2017. In determining salaries, the Compensation Committee also takes into account individual leadership and vision, experience and performance, as well as internal equity relative to other positions within the Company and specific issues particular to us and the position involved. Historically, we have attempted to maintain pay equity for our employees, including the PEO and named executives, by providing cost-of-living increases that are based on standard cost-of-living information for the South Florida area.

Annual Incentive Pay

Historically we have limited the use of annual incentive pay, other than in connection with sales commissions paid to certain sales executives. Our named executive officers each have annual incentive pay and performance awards contained as part of their individual employment agreements, but historically our performance has precluded the award of any incentives. For 2018 the Compensation Committee implemented an annual incentive pay program which was comprised of an annual determination of awards for the named executive officers by reference to pre-assigned target percent of salary for each executive position, which will represent the Compensation Committee’s view of bonus opportunity for total cash compensation. Actual amounts will likely vary from this target based on our performance results and the performance results of the individual.

Long-Term Incentives

Long-term incentives are provided through our equity incentive plans. Our long-term incentives are primarily managed through the 2016 Equity Incentive Plan of OmniComm Systems, Inc. (“Plan”). The Plan authorizes the award of restricted stock, stock options, stock appreciation right, phantom stock units and performance share units to executives and other employees, as determined by the Compensation Committee. We have historically provided long-term compensation opportunities for senior executives in the form of an annually determined grant of stock options or restricted stock. Stock option grants typically vest ratably in one-half increments each year beginning with the year of grant and may be conditioned on performance. Performance based options may be conditioned upon the attainment of revenue, EDITDA or other financial or performance goals of the Company during a defined time period.  The restrictions on restricted stock typically lapse in annual one-third increments after grant or earlier if the employee dies, is permanently and totally disabled, or has his or her employment terminated under certain conditions. In general, both stock options and restricted stock are forfeited if the executive voluntarily terminates employment prior to vesting. Throughout the restriction period, holders of restricted stock have the right to vote their restricted shares and to receive dividends if paid, upon the lapse of the restrictions.

The Compensation Committee develops annual guidelines, based on salary level and market data, for determining the size of the long-term equity incentive awards to executive officers. In determining the composition of the long-term incentive equity awards, the Compensation Committee considers the costs to us of each type of award and the incentive provided to the executive officer. The actual number of stock options and shares of restricted stock granted to any individual executive officer may be above or below the guideline level for the executive position based on an assessment of the historical and expected future contribution and performance of the executive as determined by the PEO and recommended by the Compensation Committee for approval by the Board.

Stock options and restricted stock are typically granted on a pre-established meeting date of the Board each year, the exceptions being for new hires and promotions. All stock option and restricted stock grants are approved by the Board and are effective on the date the Board approves the award. We have no intention, plan or practice to select stock option or restricted stock grant dates for executives in coordination with the release of material, non-public information or to time the release of such information because of option grant dates.

We expense stock option and restricted stock pro rata over the stock options vesting period and report such expensing in accordance with FAS 123R (codified within Accounting Standards Codification “ASC” 718 – Compensation – Stock Compensation). Upon exercise of a nonqualified stock option, the executive realizes ordinary income on the difference between the stock price on the date of exercise and the exercise price and we realize a commensurate tax-deductible expense. Upon the expiration of restrictions on restricted stock, the executive realizes ordinary income equal to the value of the restricted stock on the date of vesting and we realize a commensurate tax-deductible expense. Under the direction of the Compensation Committee, our staff is responsible for communicating and distributing the documentation associated with the awarding of stock options and restricted stock to participants.

Employee Benefits

Executive officers are eligible to participate in each benefit program which is available for all employees. The specific benefits provided and the levels of the benefits are determined periodically to be competitive within the software industry and significant employers within our geographic employment areas. Our employee programs include:

Medical, Dental & Vision Insurance is provided to each executive officer and includes health insurance from either Preferred Provider Organizations (PPO) or Point of Service (POS) insurance providers. Dental and Vision insurance are company sponsored but paid for solely by each executive officer as well as all other Company employees.

401(k) Plan provides for contributions of gross earnings subject to a federal maximum of annual contributions which is indexed over time, as well as up to $6,000 “catch up” contribution if over age 50. Executive participation is limited by various federal non-discrimination measures. There are no employer matches for employee contributions.

Long Term Disability Program provides a defined percentage of salary during the illness/disability period.

Short Term Disability Program provides a defined percentage of salary during the illness/disability period up to a period of six months and is intended to bridge the gap between our paid time off and the Long Term Disability Program currently in place.

PEO Compensation

Mr. Wit’s base salary was determined and approved by the Board after review and recommendation by the Compensation Committee. It is expected that Mr. Wit will be paid performance based pay during fiscal 2018. The Compensation Committee will evaluate our rate of sales growth, cash flow from operations and relative market share in comparison to the industry in general and the Peer Group in particular in determining whether performance based pay is earned by Mr. Wit in 2018. Effective January 1, 2018, Mr. Wit's annual salary will be $18,000.

Compensation for Named Executive Officers

We generally use similar criteria in evaluating the base pay and performance based pay components of each executive officer’s compensation as we do for our PEO. It is expected that performance based pay will be paid during fiscal 2018 for the named executive officers. In addition, qualitative factors such as our degree of success in developing and deploying software functionality enhancements and improvements, compliance with industry and governmental regulatory standards and the effectiveness of its marketing and advertising programs are considered when evaluating the compensation of our named executive officers. Historically we have evaluated the performance of our named executive officers based on our ability to penetrate our intended market as evidenced by total sales volumes, by the number and quantity of contracts entered into and by overall performance as evidenced by cash flows from operations.

Deductibility of Executive Compensation

The Compensation Committee has reviewed the qualifying compensation regulations issued by the Internal Revenue Service under Section 162(m) of the Code, which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to the chief executive officer or any of the other four highest paid officers of the corporation to the extent that the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Compensation pursuant to certain stock option plans and other performance-based compensation may be excluded from the $1.0 million limit. During 2017 and 2016, we believe that compensation to covered employees did not exceed the $1.0 million limit. While in general the Compensation Committee attempts to design its compensatory arrangements to preserve the deductibility of executive compensation, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

THE COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with our management. Based on this review and discussion, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in our Proxy Statement and incorporated by reference into the Annual Report for the year ended December 31, 2017.

/s/ Gary A. Shangold, Chairman

/s/ Robert C. Schweitzer

/s/ Adam F. Cohen

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was during the last completed fiscal year an officer or employee of ours or any of our subsidiaries or formerly an officer of ours or any of our subsidiaries. None of such directors had any business or financial relationships with us requiring disclosure in this Proxy Statement.

Say-on-Pay

At the 2017 Annual Meeting of Stockholders, the Company provided stockholders an advisory vote on executive compensation. The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Company's 2017 Annual Meeting proxy statement. The vote was 165,332,734 shares "For"(90.87% of the shares voted), 7,495 shares "Against" (0.01% of the shares voted), and 6,557,182 shares "Abstain"(9.12% of the shares voted).

The Compensation Committee took into account the result of the stockholder vote in determining executive compensation policies and decisions since that vote. The Compensation Committee viewed the vote as an expression of the stockholders' general satisfaction with the Company's current executive compensation programs. While the Compensation Committee will consider this stockholder satisfaction in determining to continue the Company's executive compensation programs for fiscal 2017 to 2020, decisions regarding incremental changes in individual compensation were made in consideration of the factors described under the Compensation Discussion and Analysis.

Consistent with the stockholders' preference expressed in voting at the 2017 Annual Meeting of Stockholders, the Company's Board of Directors determined that an advisory vote on the compensation of the Company's named executive officers will be conducted every three years. Following the stockholder advisory vote at the 2017 Annual Meeting, the next such vote would take place at the 2020 annual meeting of stockholders if the vote is to be held every three years as recommended by the Board. The Board will take into account the result of the stockholder advisory vote to determine the frequency of the vote to approve named executive officer compensation when determining the frequency of future advisory votes to approve named executive officer compensation.

SUMMARY ANNUAL COMPENSATION TABLE

The following table sets forth information relating to all compensation awarded to, earned by or paid by us during the fiscal years ended December 31, 2017 and December 31, 2016 to: (a) our principal executive officer (“PEO”); (b) the two most highly compensated executive officers other than the PEO; and (c) up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our Company at December 31, 2017 (collectively referred to in this Proxy Statement as “named executive officers”). The value attributable to any option awards is computed in accordance with ASC Topic 718- Compensation – Stock Compensation. The assumptions made in the valuations of the option awards are included in Note 13 of the Notes to our Consolidated Financial Statements for the year ended December 31, 2017 appearing in our Annual Report.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(A)	(B)	(C)	(D)	(E)	(F) (1) (2)	(G)	(H)	(I)	(J)

Cornelis F. Wit, Executive Chairman (PEO)	2017	229,622	32,417	0	95,000	0	0	12,607	369,646
	2016	315,150	26,263	0	0	0	0	11,181	352,594
Randall G. Smith, Executive Vice Chairman	2017	320,193	46,750	0	95,000	0	0	18,181	480,124
	2016	315,150	26,263	0	0	0	0	14,162	355,575
Stephen E. Johnson, President and Chief Executive Officer	2017	320,193	23,817	0	95,000	0	0	9,262	448,272
	2016	315,150	26,263	0	0	0	0	9,392	350,805

(1)

Reflects the aggregate grant date fair value in accordance with ASC Topic 718. See Note 13 to our consolidated financial statements included in the Annual Report for more information about our accounting for stock-based compensation arrangements, including the assumptions made in valuing such option awards.

(2)	As required by SEC rules, stock awards (RSUs) and option awards are shown as compensation for the year in which they were treated as granted for accounting purposes (even if they have multi-year vesting schedules), and are valued based on their grant date fair values for accounting purposes. In 2017 we granted 500,000 stock options to each of our named executive officers subject to the achievement of financial performance goals, which financial performance goals were not fully attained for the year ended December 31, 2017 (which determination was made in March 2018) and the options were subsequently forfeited.

Salaries are administered to achieve a 50th percentile market rate, but vary by individual based on performance and other considerations. Bonus and annual incentive compensation of equity awards and or cash payments also vary based on corporate, organizational unit and individual performance. Approximately seven of our employees are eligible for annual incentive awards based upon the achievement of corporate and individual goals established at the beginning of the year. Corporate goals are established by the Compensation Committee and the Board; individual goals for 2017 and 2018 were proposed by the PEO and recommended to and approved by the Compensation Committee and, with respect to the PEO, approved by the Board.

In 2016 and 2017 we did not grant any restricted shares of common stock to the named executive officers.

In 2016, we did not award stock options to our named executive officers. In 2017 we granted 500,000 stock options to each of our named executive officers subject to the achievement of financial performance goals, which financial performance goals were not fully attained for the year ended December 31, 2017 (which determination was made in March 2018) and the options were subsequently forfeited. Guidelines for determining the awards to named executive officers are derived from long-term incentive target amounts established annually. Actual grants may vary from the guideline number of shares to individual executives based on the executive’s contributions to our performance during the year and expected contributions in the future, as determined by the PEO and Board. Stock options are granted with an exercise price equal to the closing market value of our stock on the date the grant is approved by the Board.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information concerning unexercised options, restricted stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2017:

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(A)	(B)	(C)	(D) (1)	(E)	(F)	(G)	(H)	(I)	(J)

Cornelis F. Wit, Executive Chairman (PEO)	-0-	-0-	500,000	$0.25	March 24, 2022	-0-	$0.00	-0-	$0.00

Randall G. Smith, Executive Vice Chairman	-0-	-0-	500,000	$0.25	March 24, 2022	-0-	$0.00	-0-	$0.00

Stephen E Johnson, President and CEO	-0-	-0-	500,000	$0.25	March 24, 2022	-0-	$0.00	-0-	$0.00

(1)	In 2017 we granted 500,000 stock options to each of our named executive officers subject to the achievement of financial performance goals, which financial performance goals were not fully attained for the year ended December 31, 2017 (which determination was made in March 2018) and the options were subsequently forfeited.

Option Exercises and Stock Vested

For Fiscal Year Ended December 31, 2017

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)

Cornelis F. Wit, Executive Chairman (PEO)	-0-	$0.00	-0-	$0.00
Randall G. Smith, Executive Vice Chairman	-0-	$0.00	-0-	$0.00
Stephen E Johnson, President and CEO	-0-	$0.00	-0-	$0.00

Employment Contracts, and Potential Severance and Payments Upon Termination

This section discusses the employment contracts and transition or other severance agreements for our PEO and our other executive officers.

In December 2017, we renewed our employment agreement with Cornelis F. Wit, our Executive Chairman, for January 1, 2018 to December 31, 2018. The employment agreement automatically renews for successive one-year terms unless earlier terminated prior to the end of the then current term as provided for in the employment agreement. Under the terms of the renewal, as compensation for his services, Mr. Wit receives an annual salary of $18,000 payable in cash and/or stock, as agreed upon by the parties. Mr. Wit is eligible to receive a bonus based upon achieving operating results and participate in employee benefit plans or programs applicable to employees and executives. In the event that we consummate a transaction with a third party resulting in the sale, merger, consolidation, reorganization or other business combination involving all or a majority of our business, assets or stock, whether effected in one transaction or a series of transactions due to the initiative of Mr. Wit (whether or not during the term of the agreement), Mr. Wit will receive a fee equal to 2% of the aggregate consideration. The agreement also provides, among other things, for participation in employee benefits available to employees and executives. Under the terms of the agreement, we may terminate Mr. Wit’s employment upon 30 days’ notice of a material breach and Mr. Wit may terminate the agreement under the same terms and conditions. The employment agreement contains non-disclosure provisions, as well as a one (1) year non-compete if Mr. Wit leaves us voluntarily or a six (6) month non-compete following his termination by us.

In December 2017, we renewed our employment agreement with Randall G. Smith, our Executive Vice Chairman, for January 1, 2018 to December 31, 2018. The employment agreement automatically renews for successive one-year terms unless earlier terminated prior to the end of the then current term as provided for in the employment agreement. Under the terms of the renewal, as compensation for his services, Mr. Smith receives an annual salary of $320,193 to be paid in the form of cash and/or stock, as agreed upon by the parties. Under the terms of the employment agreement, Mr. Smith is eligible to receive a bonus based upon achieving technology related milestones. The agreement also provides, among other things, that salary may be increased from time to time at the discretion of the Board, and for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Smith upon 30 days’ notice of a material breach and Mr. Smith may terminate the agreement under the same terms and conditions. Mr. Smith is also entitled to severance pay equal to one (1) year's salary and benefits in the event of his termination by us for any reason other than for a commission of a felony or a crime involving moral turpitude relating to services provided to us, or termination by Mr. Smith pursuant to a material breach of the agreement by us. The employment agreement contains non-disclosure provisions, as well as a one (1) year non-compete following the termination of the agreement.

In December 2017, we renewed our employment agreement with Stephen E. Johnson, our President and Chief Operating Officer through June 1, 2017 and Chief Executive Officer and President effective June 1, 2017, for January 1, 2018 to December 31, 2018. The employment agreement automatically renews for successive one-year terms unless earlier terminated prior to the end of the then current term as provided for in the employment agreement. Under the terms of renewal, Mr. Johnson receives an annual salary of $320,193. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Johnson upon 30 days’ notice of a material breach and Mr. Johnson may terminate the agreement under the same terms and conditions. Mr. Johnson is also entitled to severance pay equal to twelve (12) months’ salary and benefits in the event of his termination by us or non-renewal of contract by us for any reason other than for a commission of a felony or a crime involving moral turpitude relating to services provided to us, or termination by Mr. Johnson pursuant to a material breach of the agreement by us. The employment agreement contains non-disclosure provisions, as well as a one (1) year non-compete if Mr. Johnson leaves us voluntarily or a six (6) month non-compete following his termination by us, if his contract is not renewed or if he terminates his employment with us for non-payment of salary.

On March 14, 2017, the Company and Thomas E. Vickers, our Chief Financial Officer, entered into an employment agreement for a period of three (3) years. The employment agreement automatically renews for successive one-year terms unless earlier terminated prior to the end of the then current term as provided for in the employment agreement. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Vickers upon 60 days' notice and Mr. Vickers may terminate the agreement under the same terms and conditions. Mr. Vickers is also entitled to severance pay equal to twelve (12) months' salary and benefits in the event of his termination by us or non-renewal of contract by us for any reason other than cause, or termination by Mr. Vickers pursuant to a material breach of the agreement by us. The employment agreement contains non-disclosure provisions as well as a one (1) year non-compete.

Director Compensation

The following table sets forth compensation information on each of our directors for their services as members of our Board for the fiscal year ended December 31, 2017.

				Change in
				Pension Value
				and Nonqualified
	Fees Earned			Deferred
	or Paid in	Stock	Option	Compensation	All Other
	Cash	Awards	Awards	Earnings	Compensation	Total
Name	($)	($)	($) (1)	($)	($)	($)
Cornelis F. Wit	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Randall G. Smith	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Robert C. Schweitzer	$18,000	$-0-	$47,500	$-0-	$21,519	$87,019
Adam F. Cohen	$12,000	$-0-	$47,500	$-0-	$59,945	$119,445
Gary A. Shangold	$12,000	$-0-	$47,500	$-0-	$28,978	$88,478

(1) Consists of the aggregate grant date fair value of stock options awarded to each nonemployee director in fiscal 2017, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (Compensation - Stock Compensation). Each nonemployee director on March 24, 2017 received a grant of 500,000 stock options. Fifty percent of the grant was subject to the achievement of financial performance goals, which financial performance goals were not fully attained for the year ended December 31, 2017 (which determination was made in March 2018) and the options were subsequently forfeited.

We do not pay fees to directors for their attendance at meetings of the Board or committees; however, we may adopt a policy of making such payments in the future. Except as described in the following paragraph, we have not established standard compensation arrangements for our directors and the compensation payable, if any, to each individual for their service on our Board will be determined from time to time by our Board based upon the amount of time expended by each of the directors on our behalf. We will reimburse out-of-pocket expenses incurred by directors in attending board and committee meetings.

Each new nonemployee director elected to the Board typically receives an initial grant of restricted stock or stock options on the day following the director’s date of election or appointment. The restrictions on the restricted shares typically lapse in annual one-third increments. The stock options typically vest 50% on the first anniversary of the grant and the remaining 50% on the second anniversary of the grant and may be conditioned on performance. Performance based options may be conditioned upon the attainment of revenue, EDITDA or other financial or performance goals of the Company during a defined time period. Generally, each year following our annual meeting of stockholders, nonemployee directors receive a grant of stock options or restricted stock. Beginning in 2017 we will pay each nonemployee director $3,000 per quarter for their services as directors.

EQUITY COMPENSATION PLAN INFORMATION

 Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under equity compensation plans, including individual compensation arrangements, under our 2016 Equity Incentive Plan and 2009 Equity Incentive Plan as of December 31, 2017.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation plans approved by stockholders
2016 Equity Incentive Plan	4,900,000	$0.26	5,600,000
2009 Equity Incentive Plan	375,000	$0.17	-0-

Equity compensation plans not approved by stockholders	-0-	-0-	-0-

Total	5,275,000	$0.26	5,600,000

2016 Equity Incentive Plan

In 2016, the Company’s Board and stockholders approved the OmniComm Systems, Inc. 2016 Equity Incentive Plan (the “2016 Plan”). The 2016 Plan provides for granting incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards and performance share units. The 2016 Plan provides for the issuance of up to 10,000,000 shares of our common stock for issuance upon awards granted under the 2016 Plan. In addition, the number of shares of common stock available for issuance under the 2016 Plan shall automatically increase on January 1st of each year for a period of nine (9) years commencing on January 1, 2017 and ending on (and including) January 1, 2025, in an amount equal to five percent (5%) of the total number of shares authorized under the 2016 Plan. Unless earlier terminated by the Board, the 2016 Plan shall terminate on June 29, 2026.

The maximum term for any option grant under the 2016 Plan is ten years from the date of the grant; however, options granted under the 2016 Plan will generally expire five years from the date of grant. Options granted to employees generally vest either upon grant or in two installments. The first vesting, which is equal to 50% of the granted stock options, usually occurs upon completion of one full year of employment from the date of grant and the second vesting usually occurs on the second anniversary of the date of grant. The vesting period typically begins on the date of hire for new employees and on the date of grant for existing employees. The restrictions on restricted shares granted to employees generally lapse in three equal annual installments on the anniversary of the date of grant. Vesting of stock options and restricted stock may be conditioned on performance. Performance based options and restricted stock may be conditioned upon the attainment of revenue, EDITDA or other financial or performance goals of the Company during a defined time period. Any unvested stock options or restricted shares with restrictions that have not lapsed that are granted under the 2016 Plan are forfeited and expire upon termination of employment.

As of the Record Date there were 2,720,000 outstanding options and -0- restricted stock shares that have been granted under the 2016 Plan. As of the Record Date, there were 7,780,000 shares available for grant as options or other forms of share-based compensation under the 2016 Plan.

2009 Equity Incentive Plan

In 2009, the Company's Board and stockholders approved the 2009 Equity Incentive Plan of OmniComm Systems, Inc. (the “2009 Plan”). The 2009 Plan provides for granting incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards and performance share units. The 2009 Plan provided for the issuance of up to 7,500,000 shares of our common stock for issuance upon awards granted under the 2009 Plan. The term of each option may not exceed ten years from the date of grant, and options vest in accordance with a vesting schedule established by the Plan administrator.

The maximum term for any option grant under the 2009 Plan is ten years from the date of the grant; however, options granted under the 2009 Plan will generally expire five years from the date of grant for most of our employees, officers and directors. Options granted to employees generally vest either upon grant or in two installments with the first installment vesting 50% upon completion of one full year from date of grant and on an annual basis over the next year of the employee’s employment. The vesting period typically begins on the date of hire for new employees and on the date of grant for existing employees.

As of the Record Date, there were -0- shares available for grant as options or other forms of share-based compensation under the 2009 Plan. The 2009 Plan was terminated upon the approval of the 2016 Plan.

Description of the 2016 Plan

The purpose of the 2016 Plan is to provide a means through which we can attract able persons to enter and remain in our employ, and to provide a means whereby those key persons upon whom the responsibilities of our successful administration and management rest, and whose present and potential contributions to our welfare are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to our welfare and promoting an identity of interest between stockholders and these key persons.

A further purpose of the 2016 Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance our profitable growth. So that the appropriate incentive can be provided, the 2016 Plan provides for granting incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards and performance share units, or any combination of the foregoing.

We believe that the 2016 Plan encourages the participants to contribute materially to our growth and will align the economic interests of the participants with those of our stockholders.

General

We have reserved 10,500,000 shares of our common stock for issuance of grants under the 2016 Plan. These shares may be authorized but unissued shares of our common stock or may be shares that we have reacquired, including shares held in the treasury of the Company or shares we may purchase on the open market or by private purchase at prices no higher than the fair market value at the time of purchase. If any options or stock appreciation rights granted under the 2016 Plan expire or are terminated for any reason without being exercised or restricted shares or performance shares are forfeited, the shares of common stock underlying that award will again be available for grant under the 2016 Plan.

Administration of the 2016 Plan

The Compensation Committee of our Board administers and interprets the 2016 Plan. The Compensation Committee has the sole authority to designate participants, grant awards and determine the terms of all grants, including performance requirements and goals, vesting provisions, transfer restrictions or other restrictions and conditions, subject to the terms of the 2016 Plan. The Compensation Committee has the full authority to interpret the 2016 Plan and to make rules, regulations, agreements and instruments for implementing the 2016 Plan. All awards are subject to the approval of the Board.

Eligibility

Grants may be made to any of our employees and to any nonemployee member of the Board. Independent contractors who perform services for us or any of our subsidiaries are eligible if they render bona fide services, not as part of the offer or sale of securities in a capital-raising transaction.

Options

Incentive stock options may be granted to employees, directors and independent contractors. Nonqualified stock options may be granted to employees, independent contractors and nonemployee directors. The exercise price of common stock underlying an option is determined by the Compensation Committee at the time the option is granted, and may be equal to, greater than or less than the fair market value of such stock on the date the option is granted; provided, that the exercise price of an incentive stock option must be equal to or greater than the fair market value of a share of common stock on the date the incentive stock option is granted, and the exercise price of an incentive stock option granted to a participant who owns more than 10% of our common stock cannot be less than 110% of the fair market value. Unless the applicable option agreement provides otherwise, a participant can exercise an option award after the option has fully vested, by paying the applicable exercise price in cash, or, with the approval of the Compensation Committee, by delivering shares of common stock owned by the grantee and having a fair market value on the date of exercise equal to the exercise price of the grants, by cashless exercise or by such other method as the Compensation Committee approves.

Options vest according to the terms and conditions determined by the Compensation Committee and specified in the grant instrument. The Compensation Committee determines the term of each option up to a maximum of 10 years from the date of grant except that the term of an incentive stock option granted to a participant who owns more than 10% of our common stock may not exceed five years from the date of grant. The Compensation Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

Restricted Stock

The Compensation Committee determines the number of restricted shares granted to a participant, subject to the maximum plan limit. Grants of restricted shares will be conditioned on such performance requirements, vesting provisions, transfer restrictions or other restrictions and conditions as the Compensation Committee may determine in its sole discretion. The restrictions will remain in force during a restriction period set by the Compensation Committee. If the grantee is no longer employed by us during the restriction period or if any other conditions are not met, the restricted shares grant will terminate as to all shares covered by the grant for which the restrictions are still applicable and those shares must be immediately returned to us.

Stock Appreciation Rights

The Compensation Committee can grant stock appreciation rights (SARs) to any participant, subject to the maximum plan limit. At any time, the Compensation Committee may grant an SAR award, either separately or in connection with any option; provided that, if an SAR is granted in connection with an incentive stock option, it must be granted at the same time that as underlying option is granted. The Compensation Committee will determine the base amount of the SAR at the time that it is granted and will establish any applicable vesting provisions, transfer restrictions or other restrictions as it may determine is appropriate in its sole discretion. When a participant exercises an SAR, he or she will receive the amount by which the value of the stock has appreciated since the SAR was granted, which may be payable to the participant in cash, shares or a combination of cash and shares, as determined by the Compensation Committee.

Performance Share Awards

The Compensation Committee can grant performance share awards to any employee or independent contractor. A performance share award represents the right to receive an amount based on the value of our common stock, but may be payable only if certain performance goals that are established by the Compensation Committee are met. If the Compensation Committee determines that the applicable performance goals have been met, a performance share award will be payable to the participant in cash, shares or a combination of cash and shares, as determined by the Compensation Committee.

Amendment and Termination of the 2016 Plan

Our Board can at any time terminate the 2016 Plan. With the express written consent of an individual participant, the Board may cancel or reduce or otherwise alter the outstanding awards thereunder if, in its judgment, the tax, accounting or other effects of the 2016 Plan or potential payouts thereunder would not be in our best interest. The Board may, at any time or from time to time, amend or suspend and, if suspended, reinstate, the 2016 Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

●	increase the maximum number of shares of our common stock which may be issued on exercise of awards under the 2016 Plan;
●	change the maximum option price;
●	extend the maximum option term;
●	extend the termination date of the 2016 Plan; or
●	change the class of persons eligible to receive awards under the Plan.

Changes in Capital Structure; Adjustment Provisions

In the event that certain reorganizations of our company, changes in the outstanding stock or in the capital structure of the company or similar transactions or events occur, the maximum number of shares of stock available for grant, the maximum number of shares that any participant in the 2016 Plan may be granted, the number of shares covered by outstanding grants, the kind of shares issued under the 2016 Plan and the price per share or the applicable market value of such grants shall be adjusted by the committee to reflect changes to our common stock as a result of such occurrence to prevent the dilution or enlargement of rights of any individual under the 2016 Plan.

Change in Control and Reorganization

As defined in the 2016 Plan, a change in control shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any person (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of more than 50% of the voting stock or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.  Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors ("Voting Stock") prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a change in control.

In the event of a change in control, notwithstanding any vesting schedule with respect to an award of options, SARs, phantom stock units or restricted stock, such option or SAR shall become immediately exercisable with respect to 100 percent of the shares subject to such option or SAR, and the restricted period shall expire immediately with respect to 100 percent of the phantom stock units or shares of restricted stock subject to restrictions; provided, however, that to the extent that so accelerating the time an incentive stock option may first be exercised would cause the limitation provided in Section 7(f) of the 2016 Plan to be exceeded, such options shall instead first become exercisable in so many of the next following years as is necessary to comply with such limitation.

In the event of a change in control, all incomplete award periods in effect on the date the change in control occurs shall end on the date of such change, and the committee shall, (i) determine the extent to which performance goals with respect to each such award period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each participant partial or full awards with respect to performance goals for each such award period based upon the committee's determination of the degree of attainment of performance goals and (iii) cause all previously deferred awards to be settled in full as soon as possible.

Tax Aspects

The following discussion applies to the Plan and is based on federal income tax laws and regulations in effect. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of applicable state, local or foreign tax laws. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. An employee granted an Incentive Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of common stock received upon exercise of the Incentive Option over the Plan Option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Exchange Act) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short- term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Option is exercised, it may be necessary for the employee to amend his return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an Incentive Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition. If the holder of an Incentive Option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the Incentive Option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the employee, equal in number to the previously acquired shares exchanged, therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the Incentive Option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the common stock is issued to the employee upon exercise of the Incentive Option. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

With respect to the holder of nonqualified Options, the option holder does not recognize taxable income on the date of the grant of the nonqualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock on the date of exercise. However, if the holder of nonqualified Options is subject to the restrictions on resale of common stock under Section 16 of the Exchange Act, such person generally recognizes ordinary income at the end of the six month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock at the end of the six month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

In connection with the issuance of Stock Grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is "transferable" or is not subject to a "substantial risk of forfeiture." A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied. Stock Grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Exchange Act is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the stockholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the Stock Grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section 16(b) of the Exchange Act, the Stock Grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture. The recipient would be obligated to include in gross income the fair market value of the Stock Grant received once the conditions to receipt of the Stock Grant are satisfied.

Securities Law Restrictions

The sale of the shares must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be "affiliates" of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 or other applicable exemption. Our officers, directors and 10% or greater stockholders may also be subject to the "short swing" profit rule of Section 16(b) of the Exchange Act.

MATTERS TO BE CONSIDERED AT THE 2018 ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

Our Board currently consists of five members, Cornelis F. Wit, Randall G. Smith, Robert C. Schweitzer, Dr. Adam F. Cohen and Dr. Gary A. Shangold who were elected at our 2017 Annual Meeting of Stockholders.

At the 2018 Annual Meeting, we anticipate that five directors will be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. With respect to this Proposal 1, the five nominees receiving the greatest number of affirmative votes cast by the holders of our Voting Securities entitled to vote at the 2018 Annual Meeting will be elected directors (assuming a quorum is present). Abstentions, broker non-votes and withheld votes will have no effect on the outcome of the vote. We have no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees become unable or unwilling to serve.

The following persons have been nominated by the Board for election to the Board:

Person	Age	Position
Cornelis F. Wit	71	Executive Chairman of the Board and Executive Chairman (PEO)
Randall G. Smith	60	Executive Vice Chairman of the Board and Executive Vice Chairman
Robert C. Schweitzer (1) (2) (3) (4)	72	Director
Dr. Adam F. Cohen (1) (2)	65	Director
Dr. Gary A. Shangold (1) (3)	64	Director

(1)     Member of the Compensation Committee

(2)     Member of the Audit Committee

(3)     Member of the Corporate Governance and Nominating Committee

(4)    Lead Independent Director

Cornelis F. Wit. Mr. Wit has been a member of our Board since November 1999, and CEO from June 2002 to June 1, 2017. Effective June 1, 2017, Mr. Wit became our Executive Chairman (principal executive officer) and the Executive Chairman of the Board. Mr. Wit was our interim CEO from June to July 2000. Mr. Wit was the president of corporate finance at Noesis Capital Corp, Boca Raton, Florida, an NASD member firm, from March 1995 until September 2000. Prior to 1994, Mr. Wit was the chief executive officer for DMV, USA, the American subsidiary for Campina Melkunie, a Dutch multi-billion dollar food and pharmaceutical ingredient company. Previously Mr. Wit served as vice president international operations for Duphar, a pharmaceutical company in Holland. Mr. Wit graduated from Nyenrode, a business university in Holland.

Randall G. Smith. Mr. Smith has been a member of our Board since 1997. Mr. Smith served as the Chairman of the Board to June 1, 2017. Since June 1, 2017, Mr. Smith has served as our Executive Vice Chairman and the Executive Vice Chairman of the Board. Mr. Smith served as our President and Chief Technology Officer from May 1997 until August 2000 and as our Chief Technology Officer from August 2000 to June 1, 2017. From December 1995 to May 1997, Mr. Smith was director of operations for Global Communications Group. Mr. Smith received a Bachelor of Science degree from Purdue University.

Robert C. Schweitzer. Mr. Schweitzer has been a member of our Board since August 2013 and has served as our Lead Independent Director since October 2015. Mr. Schweitzer currently serves as a member of the Board of Directors for 1-800-PetMeds (since November 2002), as a member of the Board of Directors for Blink Charging Co. (since July 2017) and previously served as Chairman of the Board of Directors for RiceBran Technologies (October 2012- June 2016) and as a member of the Board of Directors for Altisource Asset Management Company (December 2012 – June 2015). From 2007 to 2012 he served as the president and chief operating officer for Shay Investment Services Inc. From 2004 to 2006 he held various roles including consultant, president and chief executive officer and regional president with Equinox Bank FSB and Northwest Savings Bank. He served as regional president for Union Planters Bank from 1999 to 2003. He has held other executive positions with Barnett/Bank of America, Coopers & Lybrand, First National Bank of Chicago and Wachovia Bank and served as Chairman of the Board of Anthem Bank and Trust. Mr. Schweitzer holds a Masters of Business Administration degree from the University of North Carolina and a Bachelor of Science degree from the United States Naval Academy. Mr. Schweitzer served in the United States Navy in the Submarine Force and Navy Reserve for 30 years, and retired with a rank of Captain. Mr. Schweitzer is a Certified Florida Supreme Court Mediator, a FINRA Arbitrator and on the roster of the American Arbitration Association.

Dr. Adam F. Cohen. Dr. Cohen has been a member of our Board since November 2013. Dr. Cohen is the Director of CHDR InnoS. Previously he was the chief executive officer of the Centre for Human Drug Research (CHDR). He received his Doctoral degree in Pharmacy in 1978, his Qualification in Pharmacy in 1979, his Doctoral degree in medicine in 1980, his Qualification in Medicine in 1981 and his Ph.D. in 1986, all from Leiden University in the Netherlands. Since March 1994 he has been a professor of Clinical Pharmacology at Leiden University and since May 1997 he has had a clinical attachment at the department of nephrology at Leiden University Medical Centre. He is author of more than two hundred publications about a wide range of clinical pharmacological subjects. Since 2006, he has been the executive editor of the British Journal of Clinical Pharmacology.

Dr. Gary A. Shangold. Dr. Shangold has been a member of our Board since July 2014. He is the founder and chief executive officer of InteguRx Therapeutics LLC since May 2011 and the president and managing member of Convivotech, LLC since December 2005. Previously he was the chief medical officer and executive vice president, research and development at Xanodyne Pharmaceuticals Inc. He received his MD degree from Columbia University in June 1977 and his Bachelor of Arts degree from the University of Pennsylvania in May 1973. He performed his residency in the Department of Obstetrics & Gynecology at the University of Miami/Jackson Memorial Hospital from June 1977 to June 1981 and his fellowship in Reproductive Endocrinology in the Department of Obstetrics & Gynecology at the University of Southern California/Los Angeles County Medical Center from July 1981 to June 1983 . He holds multiple Board Certifications and is the author of many clinical publications.

Director Qualifications

Mr. Wit's experience as our Chief Executive Officer through June 1, 2017 and Executive Chairman since June 1, 2017 gives him unique insights into our challenges, opportunities and operations. Additionally, Mr. Wit brings to the Board his broad entrepreneurial experience, his extensive service on boards of several companies, and his years of involvement with OmniComm, which affords him a unique perspective on our growth and evolution.

Mr. Smith's extensive experience with technology companies makes him particularly well-suited to help the Board address the specific types of challenges commonly faced by technology companies. Mr. Smith also brings to the Board his experience in systems integration which affords him a unique ability to determine how best to design and deploy our products and services in a manner that affords us broad flexibility with complementary eClinical solutions. As our founder, Mr. Smith has broad perspective on our growth and evolution.

Mr. Schweitzer brings to the Board his expertise in financial services and investment management as well as his executive and board experience with multiple corporations and other organizations. Mr. Schweitzer’s experience enables him to make significant contributions to the Board, especially in matters relating to finance and investment.

Dr. Cohen’s experience as a physician, researcher, professor and as chief executive officer of the Centre for Human Drug Research, enables him to provide guidance on the direction of the clinical trial industry as well as how eClinical solutions can best be designed to meet the dynamic needs of the industry. Dr. Cohen has significant experience and knowledge on the trends and solutions in the clinical trial industry and provides valuable input into the design of our software and service solutions as they apply to clinical trial investigators and clinical trial sponsors.

Dr. Shangold’s experience in the pharmaceutical industry and as a physician positions him to be able to guide the Board on matters relating to the life sciences industries. Dr. Shangold’s extensive clinical experience will bring an industry perspective to the Board and enable him to advise the board on regulatory and drug development issues as well as the clinical trial industry.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

The Audit Committee has selected Liggett & Webb P.A. as our independent registered public accounting firm for the year ending December 31, 2017. Representatives of Liggett & Webb P.A. are expected to attend the 2018 Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders' questions. Liggett & Webb P.A. has served as our independent registered public accounting firm since July 2010, and has audited our financial statements for the years ended December 31, 2017 and December 31, 2016.

	Fiscal 2017	Fiscal 2016

Audit Fees	$52,862	$44,371
Audit-Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total	$52,862	$44,371

Audit Fees

The aggregate audit fees billed by Liggett & Webb P.A., for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 were $32,603. The aggregate audit fees billed to us by Liggett & Webb P.A. for the review of quarterly financial statements included in our quarterly reports on Form 10-Q for the quarters ending March 31, June 30 and September 30, 2017 were approximately $20,259.

The aggregate audit fees billed by Liggett & Webb P.A. for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-K during the year ended December 31, 2016 were $26,519. The aggregate audit fees billed to us by Liggett & Webb P.A. for the review of quarterly financial statements included in our quarterly reports on Form 10-Q for the quarters ending March 31, June 30 and September 30, 2016 were approximately $17,852.

Audit Related Fees

For the years ended December 31, 2017 and December 31, 2016 the aggregate fees billed for assurance and related services by Liggett & Webb P.A. relating to the performance of the audit of our financial statements which are not reported under the caption "Audit Fees" above was $-0- and $-0-, respectively.

Tax Fees

For the fiscal years ending December 31, 2017 and December 31, 2016 the aggregate fees billed for tax compliance, tax advice or tax planning was $-0- and $-0-, respectively.

All Other Fees

Other than fees relating to the services described above under "Audit Fees", "Audit-Related Fees" and "Tax Fees" there were no additional fees billed by our principal accountant for services rendered to us for the years ended December 31, 2017 and December 31, 2016.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accounting firm. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by our independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

Our Audit Committee requires that our independent registered public accounting firm, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Liggett & Webb P.A. described above under the captions “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were approved by our Audit Committee.

All of the work performed during the course of this audit was completed by full-time employees of Liggett & Webb P.A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF LIGGETT & WEBB P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

OTHER MATTERS

As of the date hereof, we had not received notice of any stockholder proposals for the 2018 Annual Meeting described herein and there are no other matters that we intend to present at the 2018 Annual Meeting. If, however, other matters properly come before the 2018 Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

PROPOSALS OF STOCKHOLDERS TO BE PRESENTED AT THE COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

Proposals of stockholders to be considered for inclusion in the proxy statement and proxy for the 2018 annual meeting of stockholders may be made following the procedures prescribed in SEC Rule 14a-8 (described below) and must be received by our Corporate Secretary at our principal executive offices at 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement for the 2018 annual meeting of stockholders.

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy statement was distributed to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2019 annual meeting must be received by us at our principal executive office no later than December 24, 2018 in order to be eligible for inclusion in our 2019 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2017 accompanies this Proxy Statement. An additional copy will be furnished, without charge, to beneficial stockholders or stockholders of record upon request by mail to OmniComm Systems, Inc., Attention: Corporate Secretary, 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309. A copy of our Annual Report on Form 10-K, including exhibits, is also available in digital form for download or review by visiting “About/Investor Relations/2017 Annual Report” at www.omnicomm.com or at the SEC’s web site at www.sec.gov.

NOTICE OF INTERNET AVAILABILITY OF THE 2018 PROXY MATERIALS

Under SEC rules, we have posted a copy of the Notice of our 2018 Annual Meeting of Stockholders, the Proxy Statement, the form proxy card and the Annual Report of OmniComm Systems (“Proxy Materials”) on our website. The Proxy Materials to stockholders are available free of charge on our website, www.omnicomm.com under "About - Investor Relations".

WHERE YOU CAN FIND MORE INFORMATION

This Proxy Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Proxy Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, OmniComm Systems, Inc., 2101 West Commercial Blvd. Suite 3500, Fott Lauderdale, FL 33309. Please note that additional information can be obtained from our website at www.omnicomm.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available via the internet at the SEC's web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement and Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at OmniComm Systems, Inc. Attention: Corporate Secretary, 2101 West Commercial Blvd. Suite 3500, Fort Lauderdale, FL 33309, telephone 954-473-1254. If you want to receive separate copies of the Proxy Statement and Annual Report in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PRIVACY PRINCIPALS OF THE COMPANY

The Company is committed to maintaining the privacy of stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

Generally, the Company does not receive any non-public personal information relating to its stockholders, although certain non-public personal information may become available to the Company. The Company does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

The Company restricts access to non-public personal information about its stockholders to only those employees with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

By Order of the Board of Directors

/s/ Cornelis F. Wit

Cornelis F. Wit

Executive Chairman of the Board

Fort Lauderdale, Florida

April 24, 2018

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the following voting methods.

YOUR CONTROL NUMBER IS LOCATED ON THE NOTICE THAT YOU RECEIVED.

VOTE BY INTERNET THROUGH COMPUTER OR MOBILE DEVICE BEFORE THE MEETING DATE - go to www.proxyvote.com

Use the internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-454-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

ANNUAL MEETING PROXY CARD

IF YOU HAVE NOT VOTED VIA THE INTERNET OR PHONE, RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE

OMNICOMM SYSTEMS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

June 7, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of OMNICOMM SYSTEMS, INC., a Delaware corporation, does hereby constitute and appoint RANDALL G. SMITH and THOMAS E. VICKERS, or either one of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of OmniComm Systems, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Sheraton Suites, 555 N.W. 62nd Street, Fort Lauderdale, FL 33309, on June 7, 2018 at 9:30 a.m., and at any and all adjournments and postponements thereof, as follows:

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 1 AND PROPOSAL 2.

Please mark your vote as indicated in this example [X]

ITEM 1. ELECTION OF DIRECTORS

VOTE FOR ALL*	WITHHELD FOR ALL
[ ]	[ ]

Nominees:

Cornelis F. Wit

Randall G. Smith

Robert C. Schweitzer

Dr. Adam F. Cohen

Dr. Gary A. Shangold

* To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:

ITEM 2. RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

 THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1AND 2.

PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Signature(s)	Signature(s)

Print Name:	Print Name:

Date	Date

Number of Shares Being Voted:

Your Name Must Be Printed Where Indicated. If We Cannot Read Your Signature Your Vote Will Not Be Counted

Please vote, sign, date and return this Proxy Card promptly in the enclosed envelope.

You may also vote your shares online or via the telephone. YOUR CONTROL NUMBER IS LOCATED ON THE NOTICE THAT YOU RECEIVED.

VOTE BY INTERNET THROUGH COMPUTER OR MOBILE DEVICE BEFORE THE MEETING DATE - go to www.proxyvote.com

Use the internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-454-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.